Exhibit 24.1


                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael A. Flick and Thomas L. Callicutt, Jr., and either of them, as such person's true and lawful attorneys-in-fact and agents with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to the sale of credit card receivable backed securities to be filed with the Securities and Exchange Commission by First National Bank of Commerce as Registrant after the date hereof and during 1997 and any and all amendments (including post-effective amendments) to such Registration Statement (whenever filed), and to file the same with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and things requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




Signature                             Title                         Date
---------                             -----                         ----


/s/ Ashton J. Ryan, Jr.
-----------------------     President and Chief Executive      March 19, 1997
Ashton J. Ryan, Jr.         Officer and Director (Principal
                                 Executive Officer)

/s/ Howard C. Gaines
--------------------            Chairman of the Board          March 24, 1997
Howard C. Gaines

/s/ Michael A. Flick
--------------------            Secretary (Principal           March 17, 1997
Michael A. Flick                 Financial Officer)

/s/ Jane B. Truett              Controller (Principal          March 19, 1997
------------------               Accounting Officer)
Jane B. Truett

/s/ Margaret Moss Allums              Director                 March 17, 1997
------------------------
Margaret Moss Allums

/s/ Ian Arnof                         Director                 March 21, 1997

-------------
Ian Arnof

/s/ William G. Barry                  Director                 March 17, 1997
--------------------
William G. Barry

/s/ Sydney J. Besthoff III            Director                 March 17, 1997
--------------------------
Sydney J. Besthoff III

/s/ John D. Charbonnet                Director                 March 17, 1997
----------------------
John D. Charbonnet

/s/ Laurance Eustis, Jr.              Director                 March 17, 1997
------------------------
Laurance Eustis, Jr.

/s/ Norman C. Francis                 Director                 March 17, 1997
---------------------
Norman C. Francis

-----------------
John J. Gelpi, Jr.                    Director                 March __, 1997

/s/ Erik F. Johnsen                   Director                 March 17, 1997
-------------------
Erik F. Johnsen

/s/ J. Merrick Jones, Jr.             Director                 March 17, 1997
-------------------------
J. Merrick Jones, Jr.

/s/ Harry Merritt Lane III            Director                 March 17, 1997
--------------------------
Harry Merritt Lane III

/s/ Edwin Lupberger                   Director                 March 17, 1997
-------------------
Edwin Lupberger

/s/ Robert W. Merrick                 Director                 March 17, 1997
---------------------
Robert W. Merrick

/s/ G. Frank Purvis, Jr.              Director                 March 17, 1997
------------------------
G. Frank Purvis, Jr.


/s/ Edward M. Simmons                 Director                 March 17, 1997
---------------------
Edward M. Simmons

-------------------
H. Leighton Steward                   Director                 March __, 1997

/s/ Charles C. Teamer
---------------------
Charles C. Teamer                     Director                 March 17, 1997